UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 2004


                             Patapsco Bancorp, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



    Maryland                        0-28032                    52-1951797
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission               (I.R.S. Employer
of incorporation)                File Number)              Identification No.)



                1301 Merritt Boulevard, Dundalk, Maryland     21222
--------------------------------------------------------------------------------
               (Address of principal executive offices) Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     On April 1, 2004, The Patapsco Bank (the "Bank"), a wholly owned subsidiary of Patapsco Bancorp, Inc. (the "Registrant" or the "Company"), consummated the acquisition of Parkville Federal Savings Bank ("Parkville"), a federally chartered stock savings bank which operated three offices located in Baltimore County and Baltimore City, Maryland. Under the terms of the Reorganization and Merger Agreement by and between the Bank and Parkville, dated as of November 12, 2003, at the effective time of the merger each share of issued and outstanding Parkville common stock was converted into the right to receive $62.51 in cash. The aggregate purchase price paid by the Bank to acquire Parkville was $4,192,733. At December 31, 2003, Parkville had total assets of $49.3 million, deposits of $45.7 million and total stockholders' equity of $3.35 million. This acquisition was accounted for under the purchase method of accounting. The source of funds for the acquisition was cash on hand and $2.0 million in funds borrowed from Bankers Bank.


ITEM 7(a).  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
-----------------------------------------------------

     The audited consolidated financial statements of Parkville as of December 31, 2003 and 2002, and for each of the years in the two-year period ended December 31, 2003 are included herein as Exhibit 99.1.


ITEM 7(b).  PRO FORMA FINANCIAL INFORMATION
-------------------------------------------

     Filed as Exhibit 99.2 of this Current Report Form 8-K/A are the required unaudited pro forma condensed combined statements of financial condition as of March 31, 2004 and the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2003 and the nine months ended March 31, 2004. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

     The unaudited pro forma condensed combined financial statements give effect to the acquisition by the Company of Parkville in a transaction accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statements of financial condition are based on the individual statements of condition of the Company and Parkville as of March 31 2004. The unaudited pro forma condensed combined statements of operations are based on the individual statements of operations of the Company and Parkville, and combine the results of operations of the Company and Parkville for the year ended June 30, 2003 and the nine months ended March 31, 2004 as if the acquisition occurred on July 1, 2003.


     The unaudited pro forma condensed combined financial information set forth herein was prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Form 8-K of the Company relating to the acquisition of Parkville, since such acquisition is significant to the financial statements of the Company.

         The unaudited pro forma condensed combined financial statements should be read in conjunction with the audited consolidated financial statements of the Company, incorporated by reference to Item 7 of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, and the audited consolidated financial statements of Parkville referenced in 7(a) above.


ITEM 7(c). EXHIBITS
-------------------

Exhibit  Description
-------  -----------

  2 Reorganization and Merger Agreement by and between The Patapsco Bank and Parkville Federal Savings Bank, dated as of November 12, 2003. The following schedules and exhibits to the Agreement are omitted and the Registrant agrees to supplementally furnish a copy of any omitted schedules and exhibits to the Commission upon request.

        SCHEDULE I
        ----------

        3.1      Subsidiaries of Parkville
        3.2      Parkville Options
        3.5      Material Liabilities
        3.6      Absence of Changes
        3.7      Dividends, Distributions and Stock Purchases and Sales
        3.9      Material Contracts
        3.10     Litigation
        3.13     Authority
        3.14     Employment Agreements
        3.15     Employee Benefits
        3.16     Material Leases for the Use of Real Property
        3.17     Taxes
        3.18     Environmental Matters
        3.19     Loans, Extensions of Credit and Other Assets

        SCHEDULE II
        -----------

        4.2      Litigation

        Exhibits
        --------

        A Plan of Merger by and between Patapsco Acquisition Bank and Parkville Federal Savings Bank dated as of November 12, 2003, as amended as of January 11, 2004

        B        Voting Agreement

        23       Consent of Beard Miller Company LLP

        99.1     Financial Statements of Business Acquired

        99.2     Pro Forma Financial Information

       *99.3    Press Release, dated April 1, 2004

------------
*  Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Patapsco Bancorp, Inc.
                                       (Registrant)


Date: June 14, 2004                    By: /s/ Joseph J. Bouffard
                                          --------------------------------------
                                          Joseph J. Bouffard
                                          President and Chief Executive Officer